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                                                                    Exhibit 10.2


SECOND AMENDEMENT made as of the 27th of July, 2000 to the Employment Agreement dated as of October 9, 1999 by and between Wilshire Real Estate Investment Inc. and Wilshire Real Estate Partnership L.P. (together and individually, the "Company"), and Robert G. Rosen (the "Executive").

                              W I T N E S S E T H:

WHEREAS, the Company and the Executive have previously entered into the Employment Agreement; and the First Amendment dated as of May 19, 2000, and

WHEREAS, the Company and the Executive desire to amend the Employment Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

         1. The Employment Agreement is amended effective as of the date hereof as follows:

         The last sentence of Section 1 of the Employment Agreement is amended by changing the words "at least ninety (90) days" to "at least thirty
         (30) days"

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized officers and the Executive has hereunto set his hand as of the date first above written.


                                       WILSHIRE REAL ESTATE INVESTMENT INC.


                                       By:    /s/ Andrew Wiederhorn
                                           -----------------------------------


                                             /s/ Robert G. Rosen
                                           -----------------------------------
                                                          Robert G. Rosen